Chase Manhattan Auto Grantor Trust 1996-B

                         Statement to Certificateholders
                                 October 16 2000

     DISTRIBUTION IN DOLLARS
            ORIGINAL              PRIOR
            FACE                  PRINCIPAL
CLASS       VALUE                 BALANCE            PRINCIPAL         INTEREST
A           1,478,422,107.71      83,450,782.50      9,460,125.98      459,674.73
B              45,725,000.00       2,580,986.16        292,585.09       14,539.56
TOTALS      1,524,147,107.71      86,031,768.66      9,752,711.07      474,214.29

                                                           CURRENT
                               REALIZED      DEFERRED      PRINCIPAL
CLASS       TOTAL              LOSES         INTEREST      BALANCE
A            9,919,800.71      0.00          0.00          73,990,656.52
B              307,124.65      0.00          0.00           2,288,401.07
TOTALS      10,226,925.36      0.00          0.00          76,279,057.59

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                                               PASS-THROUGH RATES
            PRIOR                                                                      CURRENT                          CURRENT
            PRINCIPAL                                                                  PRINCIPAL                        PASS THRU
CLASS       FACTOR                PRINCIPAL          INTEREST          TOTAL           FACTOR             CLASS         RATE
A           56.44584322           6.39879905         0.31092252        6.70972157      50.04704417        A             6.610000%
B           56.44584276           6.39879913         0.31797835        6.71677747      50.04704363        B             6.760000%
TOTALS      56.44584320           6.39879905         0.31113420        6.70993325      50.04704415







IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
Kimberly  Costa
The Chase Manhattan Bank - Structured Finance Services
450 W. 33rd Street, 14th Floor,
New York, New York 10001
Tel: (212) 946-3247
Email: kimberly.k.costa@chase.com

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Grantor Trust 1996-B

                                 October 16 2000
                         STATEMENT TO CERTIFICATEHOLDERS

                           Due Period                                         49
                           Due Period Beg Date                          09/01/00
                           Due Period End Date                          09/30/00
                           Determination Date                           10/10/00

Section 5.8(iii)   Servicing Fee
Section 5.8(iii)   Servicing Fee per $1000

Section 5.8(v)     Pool Balance at the end of the Collection Period

Section 5.8(vi)    Net Losses for Collection Period

Section 5.8(vii)   Carryover Shortfall for Collection Period
                           Class A Interest                                 0.00
                           Class B Interest                                 0.00
                           Class A Principal                                0.00
                           Class B Principal                                0.00
                           TOTAL                                            0.00

Section 5.8(viii)  Reserve Account Balance after Disbursement

Section 5.8(ix)    Specified Reserve Account Balance

Section 5.8(x)     Repurchase Amounts for Repurchased Receivables
                           By Seller                                        0.00
                           By Servicer                                109,379.87
                           TOTAL                                      109,379.87

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Grantor Trust 1996-B

                                 October 16 2000

Section 5.8(xi) Advance Summary for Collection Period

                 Unreimbursed Advances for Previous Period          3,946,236.05
                 Unreimbursed Advances for Period                   3,938,289.65
                 Change From Previous Periods                          -7,946.40

                 Reimbursed advance from collections                  115,549.01
                 Reimbursed advance from liquidation proceeds           6,948.26
                 Reimbursed advance from reserve account withdrawals        0.00

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Grantor Trust 1996-B

                                 October 16 2000
                             MONTHLY SERVICER REPORT

I.    Avaliable Amount in the Collection Accont

             A.  Credits

                 1. Payments from Obligors Applied to Collection Period
                    a. Principal Payments                           9,574,364.76
                    b. Other Interest Payments                        664,631.59
                    c. Total                                       10,238,996.35

                 2. Proceeds from Repurchased Receivables
                    a. Principal Before Cutoff Date                         0.00
                    b. Interest Before Cutoff Date                          0.00
                    c. Principal Payments                             106,478.87
                    d. Recovery of Advance                              2,204.18
                    e. Other Interest Payments                            696.82
                    f. Total                                          109,379.87

                 3. Reversal from Defaulted Contracts                       0.00

                 4. Recovery of Defaulted Receivables                  32,327.81

                 5. Advance Recoveries Before Cutoff Date
                    a. Principal                                            0.00
                    b. Interest                                             0.00
                    c. Total                                                0.00

                 6. Advance Recoveries for the Current Period
                    a. Principal                                            0.00
                    b. Interest                                             0.00
                    c. Total                                                0.00

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Grantor Trust 1996-B

                                 October 16 2000


                 7.  Net Adjustments                                        0.00

                 8.  Advances by Servicer                             114,550.87

                 9.  Reserve Fund Transfer Amount                           0.00

                 10. Overpayment from Obligors                              0.00

                 11. Total Credits                                 10,495,254.90

             B.  Debits

                 1. Overpayments From Obligors                              0.00
                 2. Advance Recovery Amount Before Cutoff Data to Seller
                    a. Principal                                            0.00
                    b. Interest                                             0.00
                    c. Total                                                0.00

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Grantor Trust 1996-B

                                 October 16 2000
                             MONTHLY SERVICER REPORT

                 3. Reversal of Defaulted Contracts                         0.00

                 4. Reimbursement of Advance                          115,549.01

                 5. Total Debits                                      115,549.01

             C.  Total Available Amount (Lines A-B)                10,379,705.89

II.   Liquidation Proceeds on Defaulted Receivables for the Collection Period

             A.  Principal                                             71,867.44
             B.  Interest                                               6,948.26
             C.  Total                                                 78,815.70

III.  Disbursements from Collection Account

             A.  Avalaible Distribution Amount

                 1. Available Distribution Amount                  10,379,705.89
                 2. Reserve Account Transfer Amount                         0.00
                 3. Total Distribution Amount                      10,379,705.89

             B.  Monthly Servicing Fee                                 71,693.14

             C.  Class A Interest Distributable Amount                459,674.73

             D.  Class B Interest Distributable Amount                 14,539.56

             E.  Class A Principal Distributable Amount             9,460,125.98

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Grantor Trust 1996-B

                                 October 16 2000

             F.  Class B Principal Distributable Amount               292,585.09

             G.  Return of Advanced Interest on Defaulted Receivables   6,948.26

             E.  Deposit to Reserve Account                            74,139.13

IV.  Monthly Disbursements

             A.  Pool Servicing Fee
                    a. Monthly Servicing Fee                           71,693.14
                    b. Unpaid Monthly Servicing Fee                         0.00
                    c. Total                                           71,693.14

             B.  Certificateholders' Interest Distributable Amount
                    Class A Monthly Interest                          459,674.73
                    Class A Carryover Shortfall                             0.00
                    Class A Total                                     459,674.73
                    Class B Monthly Interest                           14,539.56
                    Class B Carryover Shortfall                             0.00
                    Class B Total                                      14,539.56
                    Total for Certificates Monthly Interest           474,214.29
                    Total for Certificates Carryover Shortfall              0.00
                    Total for Certificates Total                      474,214.29

             C.  Certificateholders' Principal Distributable Amount
                    Class A Monthly Principal                       9,460,125.98
                    Class A Carryover Shortfall                             0.00
                    Class A Total                                   9,460,125.98
                    Class B Monthly Principal                         292,585.09

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Grantor Trust 1996-B

                                 October 16 2000

                    Class B Carryover Shortfall                             0.00
                    Class B Total                                     292,585.09
                    Total for Certificates Monthly Principal        9,752,711.07
                    Total for Certificates Carryover Shortfall              0.00
                    Total for Certificates Total                    9,752,711.07

             D.  Total Disbursements                               10,298,618.50

V.    Payment Deficiency Amount

             A.  Scheduled monthly disbursements                  10,298,618.50
             B.  Available Distribution Amount
                 1. Available Amount in Certificate Account        10,379,705.89
                 2. Excess Collections in Certificate Account          74,139.13
                 3. Reimbursed Advance on Defaulted Receivables
                    from Excess Spread                                  6,948.26
                 4. Available Distribution Amount (Lines 1-2-3)    10,298,618.50
             C.  Payment deficiency amount                                 0.00

VI.   Reserve Account Transfer Amount

             A.  Available Reserve Amount                          11,431,103.00
             B.  Payment Deficiency Amount                                  0.00
             C.  Withdrawal for Write-Off                                   0.00
             D.  Reserve Account Withdrawal (Min: Lines A and (B+C))        0.00

VII.  Pool Balance Reduction Allocation for Collection Period

             A.  Beginning Pool Balance                            86,031,768.66

             B.  Pool Balance Reduction

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Grantor Trust 1996-B

                                 October 16 2000

                 1. Available Principal
                    a. Principal Payments                           9,574,364.76
                    b. From Repurchased Receivables                   106,478.87
                    c. Total                                        9,680,843.63

                 2. From Defaulted Receivables                         71,867.44

                 3. Total Pool Balance Reduction                    9,752,711.07

             C.  Ending Pool Balance                               76,279,057.59


             D.  Allocations
                 1. Percentage Allocation
                    a. Class A                                      96.99996150%
                    b. Class B                                       3.00003850%

                 2. Monthly Principal Allocation
                    a. Class A                                      9,460,125.98
                    b. Class B                                        292,585.09

VIII. Delinquency and Defaults

      Group 1
                                        Principal         Delinquency Principal
      Period              Number        Amount            Balance
      30-59 days          795           569,273.68        2,842,879.42
      60-89 days          158           148,657.37          529,306.49
      90-119 days          62            72,653.70          217,463.02
      120-149 days         44            63,854.31          133,919.36

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Grantor Trust 1996-B

                                 October 16 2000

      150-179 days                   16         21,946.33           30,675.00
      180-209 days                    1          2,000.74            4,557.07
      210-239 days                    5          3,021.42            3,021.42
      240+ days Delinquent            0              0.00                0.00
       Total                      1,081        881,407.55        3,761,821.78

             B.  Principal amount of loans in defaulted receivables    71,867.44

             C.  Delinquency Percentage
                 1. Outstanding principal balance for
                    deliquency >= 60 days                             918,942.36
                 2. Pool Principal Ending Balance                  76,279,057.59
                 3. Delinquency Percentage                           1.20471121%

IX.   Pool Delinquency Percentages
             A.  Delinquency Percentage for 2nd previous period      1.09322489%
             B.  Delinquency Percentage for previous period          1.16078623%
             C.  Delinquency Percentage for current period           1.20471121%
             D.  Average Deliquency Percentage                       1.15290744%

X. Portfolio Loss Ratios
             A.  Net Loss Ratio for 2nd previous period              0.91314379%
             B.  Net Loss Ratio for previous period                  0.71881639%
                 1. Principal Balance of Defaulted Receivables         71,867.44
                 2. Principal Recoveries on Defaulted Receivables      28,307.00
                 3. Average Pool Balance for Collection Period     81,155,413.13
                 4. Net Loss Ratio for Current Period (12*(1-2)/3)   0.64410402%

             D.  Average Net Loss Ratio ((A+B+C) / 3)                0.75868807%

XI. Specified Reserve Account Balance
             A.  Calculation for Reserve Account Floor Amount

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Grantor Trust 1996-B

                                 October 16 2000

                 1. Guaranteed Floor Amount                        11,431,103.00
                 2. Possible Floor Amount
                    a. Principal Balance at the Beginning of Next
                       Collection Period                           76,279,057.59
                    b. Cumulative Monthly Interest through Final
                       Distribution Date

                       Class A Balance                             73,990,656.52
                       Class A Interest Rate                                6.61
                       Class A Service Rate                                 0.01
                       Class A Term                                        24.00
                       Class A Interest                             9,781,564.79
                       Class A Service Fee                          1,479,813.13
                       Class A Total                               11,261,377.92

                       Class B Balance                              2,288,401.07
                       Class B Interest Rate                                6.76
                       Class B Service Rate                                 0.01
                       Class B Term                                        24.00
                       Class B Interest                               309,391.82
                       Class B Service Fee                             45,768.02
                       Class B Total                                  355,159.84

                    c. Possible Floor Amount equals Pool Balance
                       + Interest + Service Fee(Lines a+b)         87,895,595.35


                 3. Reserve Account Floor (Minimum Lines 1 and 2)  11,431,103.00
             B.  Possible Reserve Account Amount

                 1. Reserve Account Trigger Percentages
                    a. Average Delinquency Percentage                1.15290744%

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Grantor Trust 1996-B

                                 October 16 2000
                    b. Average Delinquency Percentage Trigger        1.25000000%
                    c. Average Loss Ratio                            0.75868807%
                    d. Average Loss Ratio Trigger                    1.25000000%
                    e. Maximum Reserve Account Percentage Specified  5.25000000%
                    f. Minimum Reserve Account Percentage specified  3.25000000%
                    g. Reserve Account Percentage Applied            3.25000000%

                 2. Pool Principal Balance                         76,279,057.59
                 3. Possible Reserve Account Amount                 2,479,069.37

             C.  Specified Reserve Account Balance
                 (Max: Lines A and B)                              11,431,103.00

XII. Reserve Account
             A.  Reserve Account Balance After Disbursement
                 from Previous Period
                 1. Reserve Account Balance After Disbursement
                    from Previous Period                           11,431,103.00
                 2. Reserve Account Transfer Amount                         0.00
                 3. Investment Earnings                                     0.00
                 4. Deposit to Reserve Account After Disbursement      74,139.13
                 5. Amount After Deposit                           11,505,242.13

             B.  Specified Reserve Account Balance                 11,431,103.00
             C.  Available Reserve Account Amount
                 (Min: Lines A and B)                              11,431,103.00
             D.  Excess Amount to Seller                               74,139.13

XIII. Weighted Average Coupon as of Current Period

XIV.  Weighted Average Maturity as of Current Period

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Grantor Trust 1996-B

                                 October 16 2000

                             MONTHLY PAYMENT REPORT

I.    Monthly Disbursement to Certificateholders

             A.  Monthly Principal and Principal Carryover Shortfall

                    1. Class A                                      9,460,125.98
                    2. Class B                                        292,585.09
                    3. Total                                        9,752,711.07

             B.  Total Interest and Unpaid Interest

                    1. Class A                                        459,674.73
                    2. Class B                                         14,539.56
                    3. Total                                          474,214.29

             C.  Total to Certificateholders

                    1. Class A                                      9,919,800.71
                    2. Class B                                        307,124.65
                    3. Total                                       10,226,925.36

II.   Payment Summary for Servicer

             A.  Monthly Disbursement to Servicer

                    1. Loan servicing Fee Disbursement                 71,693.14
                    2. Late Fees                                            0.00
                    3. Net Investment Earnings on Collection Account        0.00
                    4. Total Servicing Fee                             71,693.14

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Grantor Trust 1996-B

                                 October 16 2000

             B.  Advance by Servicer                                  114,550.87
             C.  Reimbursement of Advanced Interest on Defaulted
                 Receivables                                            6,948.26
             D.  Net Transfer of Certificate Account                   35,909.47

III.  Net Reserve Account Deposit
IV.   Excess to Seller

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Grantor Trust 1996-B

                                 October 16 2000

                             MONTHLY BALANCE REPORT

I.  Defaulted Receivable Summary

             A.  Beginning Balance

                 1. Principal                                      14,075,499.59
                 2. Interest                                          617,304.56
                 3. Total                                          14,692,804.15

             B.  Additions

                 1. Additions: Principal                               71,867.44
                 2. Interest                                            6,948.26
                 3. Total                                              78,815.70

             C.  Net Recoveries

                 1. Principal                                          28,307.00
                 2. Interest                                              640.81
                 3. Excess                                              3,380.00
                 4. Total                                              32,327.81

             D.  Adjustments on Excess from Recoveries                  3,380.00

             E.  Ending Balance

                 1. Principal                                      14,119,060.03
                 2. Interest                                          623,612.01
                 3. Total                                          14,742,672.04

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Grantor Trust 1996-B

                                 October 16 2000

II.   Outstanding Advance Summary

             A.  Beginning Balance                                  3,946,236.05
             B.  Additions                                            114,550.87
             C.  Reimbursements

                 1. From Defaulted Receivables

                    a. From Reserve Account                                 0.00
                    b. From Recoveries of Defaulted Receivables             0.00
                    c. From Excess Spread                               6,948.26
                    d. Total                                            6,948.26

                 2. Others                                            115,549.01

             D.  Total                                                122,497.27

             E.  Ending balance                                     3,938,289.65

III.  Unreimbursed Advances of Defaulted Receivables Summary

             A.  Beginning Balance                                          0.00
             B.  Additions                                              6,948.26
             C.  Reimbursements

                 1. From excess reserve account                             0.00
                 2. from recovery of defaulted receivables                  0.00
                 3. From Excess Spread                                  6,948.26
                 4. Total                                               6,948.26

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Grantor Trust 1996-B

                                 October 16 2000

             D.  Ending Balance                                             0.00

IV.   Maturity Interest Deficiency Summary

             A.  Beginning Balance                                  2,791,143.10
             B.  Additions                                             38,896.38
             C.  Ending Balance                                     2,830,039.48

V.    Certificate Principal Balance Summary

             A. Beginning Balance                                  86,031,768.66
             B. Montly Principal

                 1. Defaulted receivables                              71,867.44
                 2. Repurchased receivables                           106,478.87
                 3. Principal payment                               9,574,364.76
                 4. Total                                           9,752,711.07

             C.  Ending Balance                                    76,279,057.59

VI.   Automobile Receivable Balance Summary

             A.  Beginning Balance                                 86,031,768.66
             B.  Automobile Receivables Monthly Principal

                 1. Defaulted receivables                              71,867.44
                 2. Others                                          9,680,843.63
                 3. Total                                           9,752,711.07

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Grantor Trust 1996-B

                                 October 16 2000
             A.  Ending Balance                                    76,279,057.59

VII.  Automobile Tally Summary

             A.  Beginning number of receivables                          24,055
             B.  Additions                                                     0
             C.  Deductions

                 1. Repurchased receivables                                   19
                 2. Defaulted receivables                                     30
                 3. Matured receivables                                      923
                 4. Total                                                 23,083

VIII. Weighted Average Coupon Summary

             A.  Beginning Coupon                                    9.24921157%
             B.  Ending Coupon                                       9.25379552%

IX.  Weighted Average Maturity Summary

             A.  Beginning Maturity                                   9.86146663
             B.  Ending Maturity                                      8.90978656

X.    Net Loss Ratio Summary

             A.  Prior periods Net Loss Ratio                        0.71881639%
             B.  Current periods Net Loss Ratio                      0.64410402%

XI.   Investor Certificate Summary

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Grantor Trust 1996-B

                                 October 16 2000
             A.  Beginning Balance

                 a. Class A                                        83,450,782.50
                 b. Class B                                         2,580,986.16
                 c. Total                                          86,031,768.66

XII.  Investor Certificate Summary

             A.  Beginning Balance

                 2. Principal Carryover Shortfall
                    a. Class A                                              0.00
                    b. Class B                                              0.00
                    c. Total                                                0.00

                 3. Interest Shortfall
                    a. Class A                                              0.00
                    b. Class B                                              0.00
                    c. Total                                                0.00

                 4. Total
                    a. Class A                                     83,450,782.50
                    b. Class B                                      2,580,986.16
                    c. Total                                       86,031,768.66

             B.  Scheduled Distribution Amount

                 1. Certificate Principal
                    a. Class A                                      9,460,125.98
                    b. Class B                                        292,585.09

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Grantor Trust 1996-B

                                 October 16 2000
                    c. Total                                        9,752,711.07

                 2. Certificate Interest
                    a. Class A                                        459,674.73
                    b. Class B                                         14,539.56
                    c. Total                                          474,214.29

                 3. Total
                    a. Class A                                      9,919,800.71
                    b. Class B                                        307,124.65
                    c. Total                                       10,226,925.36

             C.  Disbursment for Due Period

                 1. Certificate Principal
                    a. Class A                                      9,460,125.98
                    b. Class B                                        292,585.09
                    c. Total                                        9,752,711.07

                 2. Certificate Interest
                    a. Class A                                        459,674.73
                    b. Class B                                         14,539.56
                    c. Total                                          474,214.29

                 3. Total
                    a.  Class A                                     9,919,800.71
                    b.  Class B                                       307,124.65
                    c.  Total                                      10,226,925.36

             D.  Ending Balance

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Grantor Trust 1996-B

                                 October 16 2000

                 Principal Balance
                    a. Class A                                     73,990,656.52
                    b. Class B                                      2,288,401.07
                    c. Total                                       76,279,057.59

                 2. Principal Carryover Shortfall
                    a. Class A                                              0.00
                    b. Class B                                              0.00
                    c. Total                                                0.00

                 3. Interest Shortfall
                    a. Class A                                              0.00
                    b. Class B                                              0.00
                    c. Total                                                0.00

                 4. Total
                    a. Class A                                     73,990,656.52
                    b. Class B                                      2,288,401.07
                    c. Total                                       76,279,057.59

XIV.  Reserve Account Summary

             A.  Beginning Balance                                 11,431,103.00
             B.  Addition for Reserve Account Deposit                  74,139.13
             C.  Reduction Back to Seller

                 1. Reserve Account Withdraw                                0.00
                 2. Excess Back to Seller                              74,139.13
                 3. Total(Lines 1 & 2)                                 74,139.13

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Grantor Trust 1996-B

                                 October 16 2000

             D.  Ending Balance                                    11,431,103.00

XV.   Reserve Account Percentage Summary

             A.  Current Period Percentage                                13.29%
             B.  Next Period Percentage                                   14.99%

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION